THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME, EXCEPT UPON
(1) SUCH REGISTRATION, OR (2) DELIVERY TO THE ISSUER OF THIS NOTE OF AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER, OR (3) THE SUBMISSION TO THE ISSUER OF THIS NOTE OF OTHER EVIDENCE, REASONABLY ACCEPTABLE TO THE ISSUER, TO THE EFFECT THAT ANY SUCH SALE, PLEDGE, HYPOTHECATION OR TRANSFER WILL NOT BE IN VIOLATION OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR OTHER APPLICABLE SECURITIES LAWS OF ANY STATE, OR ANY RULES OR REGULATIONS PROMULGATED THEREUNDER.

THE PAYMENT OF THE PRINCIPAL OF, AND INTEREST ON, AND ALL OTHER AMOUNTS OWING IN RESPECT OF THE INDEBTEDNESS EVIDENCED BY, THIS NOTE, IS AND SHALL BE EXPRESSLY SUBORDINATED, TO THE EXTENT AND IN THE MANNER SET FORTH HEREIN AND, IF APPLICABLE, IN THAT CERTAIN SUBORDINATION AGREEMENT, OR ANY OTHER SUBORDINATION AGREEMENT NOW OR HEREAFTER EXECUTED, AMONG CASTLE, THE PAYEE, NATIONSBANK OF TEXAS, N.A., ITS SUCCESSORS OR ASSIGNS, OR ANY OTHER HOLDER OF SENIOR DEBT (COLLECTIVELY, "SENIOR CREDITOR"), (IN ANY SUCH EVENT, THE "SUBORDINATION AGREEMENT").

                           ISSUE DATE: MARCH 30, 1998

                           CASTLE DENTAL CENTERS, INC.

                              8 % SUBORDINATED NOTE

NO. __                          HOUSTON, TEXAS                    $____________

               CASTLE DENTAL CENTERS, INC., a Delaware corporation with offices at 1360 Post Oak Boulevard, Suite 1300, Houston, Texas 77056 (hereinafter referred to as "Castle"), for value received, hereby promises to pay to the order of __________________________ (the "Payee"), at
____________________________________________________, the sum of
____________________________________________________AND NO/100 DOLLARS
($_______.00), together with interest on the unpaid principal balance hereof from the date hereof until payment in full, in lawful money of the United States of America which shall be legal tender for

                             Page 1 of a 6 Page Note
the payment of debts from time to time, at a per annum rate of Eight Percent (8%) prior to maturity. All past due principal, and, to the extent permitted by applicable law, past due interest, on this Note shall bear interest from and after maturity until paid at a per annum rate equal to the lesser of (i) eighteen percent (18%), or (ii) the maximum nonusurious rate allowable under applicable law.

               This 8% Subordinated Note (hereinafter referred to as the "Note") is being issued by Castle pursuant to the terms of a Master Contribution and Combination Agreement dated as of January 30, 1998 (the "Agreement"), executed by and among Castle, the Payee, and the other parties thereto, as partial consideration for the Class A Interests in Castle Dental Centers of California, L.L.C. acquired by CDC of California, Inc., a wholly owned subsidiary of Castle ("CDC"), from the Payee. In the event of a Purchase Price adjustment, pursuant to Section 3.3, 3.4 or 3.6 of the Agreement, the face value of this Note shall automatically adjust in accordance with the terms of the Agreement. Notwithstanding such automatic adjustment, in the event of such an adjustment, the holder of this Note shall return this Note to Castle in exchange for a substituted Note reflecting the adjusted face value.

               1. INTEREST AND PRINCIPAL PAYMENTS. Interest only is payable quarterly on the last day of each calendar quarter, beginning June 30, 1998, and continuing regularly and quarterly on the last day of every March, June, September and December thereafter until March 30, 2001, on which date the entire unpaid principal balance hereof, together with all accrued but unpaid interest, shall mature and become due and payable. Principal shall be payable in quarterly installments of _________________________________________ AND __/100 Dollars
($_________) at the same time and place as interest payments and continuing regularly through March 30, 2001, on which date the entire unpaid principal balance hereof, together with all accrued but unpaid interest, shall mature and become due and payable; provided, however, that in the event CDC's Call Option (as defined in the Agreement) is exercised prior to March 30, 2001, the entire unpaid principal balance hereof, together with all accrued but unpaid interest, shall mature and become due and payable on the date of the closing of the C Mergers (as defined in the Agreement). All payments received hereon by Payee shall be applied first to accrued but unpaid interest, and the balance, if any, shall be returned to Castle, except in those instances in which principal payment is required or prepayment is permitted hereunder, in which event such balance shall be applied to the principal remaining unpaid hereon, up to the amount due or permitted to be prepaid, as applicable.

               2. LIMITATIONS ON PREPAYMENTS. This Note may be prepaid, in whole or in part, without penalty at any time or from time to time. Notwithstanding the foregoing or any provision hereof to the contrary, however, no prepayment of this Note shall be attempted or permitted if such prepayment would be or would be deemed to be, with notice or lapse of time or both, prohibited under the Subordination Agreement.

               3. SUBORDINATION PROVISIONS. Castle covenants and agrees, and the Payee, on behalf of Payee and each subsequent holder of this Note, by acceptance hereof likewise covenants and agrees, that notwithstanding any provision of this Note to the contrary, the payment of all indebtedness evidenced by this Note is, to the extent and in the manner set forth in the Subordination

                             Page 2 of a 6 Page Note

Agreement (the terms of which are incorporated herein by reference), subordinated in right of payment to all Senior Indebtedness (as hereinafter defined) of Castle and subject to the payment blockage periods set forth in the Subordination Agreement. For purposes of this Note, the term "Senior Indebtedness" shall mean and include (i) Senior Debt (as defined in the Subordination Agreement), including any modifications, renewals, extensions, rearrangements, increases, replacements or refinancings of the Senior Debt (regardless of the identity of the holders of such indebtedness) and (ii) such other indebtedness of Castle as to which the Payee (or other holder hereof) consents in writing.

               4. EVENTS OF DEFAULT. The occurrence and continuation of any one of the following events or conditions shall constitute an "Event of Default":

               (a) Whether or not payment is prohibited by the terms of Section 3, Castle fails to make any payment, principal or interest, within ten
        (10) days after the date such payment is due under the Note;

               (b) Castle fails to perform any of its obligations under this Note (other than the payment obligation described in Section 4(a) hereof) within thirty (30) days after receipt from Payee of written notice of such failure to perform;

               (c) An event of default occurs under any arrangement with any holder of Senior Indebtedness and the Senior Indebtedness is accelerated and not reinstated;

               (d) a material breach by Castle of its obligations under the Agreement or any agreement contemplated thereby which is not cured within any applicable cure period provided in such agreement; or

               (e) Castle makes an assignment for the benefit of creditors or becomes insolvent or unable to pay its debts generally as they become due, or applies to any tribunal for the appointment of a trustee, custodian , receiver or similar person for all or a substantial part of the assets of Castle, or commences any proceedings relating to Castle under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debts, dissolution or other liquidation law of any jurisdiction; or any such application is filed, or any such proceedings are commenced against Castle and Castle indicates its consent to such proceedings, or an order is entered appointing such trustee, custodian , receiver or similar person, or approving the petition in any involuntary bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or other liquidation proceedings, and such order in any involuntary matter remains in effect for sixty (60) days.

               5. REMEDIES. Subject to the provisions of Section 3 hereof, upon the occurrence of an Event of Default other than as described in Section 4(d) hereof, the Payee or other holder of this Note may declare the entire unpaid principal of this Note, and all accrued but unpaid interest

                             Page 3 of a 6 Page Note
thereon, at once due and payable, and upon the occurrence of an Event of Default under Section 4(d) hereof, the entire unpaid principal of this Note and all accrued but unpaid interest thereon shall automatically be declared at once due and payable, and upon any such declaration the principal of this Note and such accrued but unpaid interest shall become and be immediately due and payable, and the Payee or any other holder of this Note may, subject to the provisions of
Section 3 hereof, thereupon proceed to protect and enforce its rights, whether by suit in equity or by action at law or by other appropriate proceedings, whether for specific performance (to the extent permitted by law or equity) of any covenant or agreement contained herein or in aid of the exercise of any power granted herein, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the Payee or such other holder. The foregoing shall not affect the relative rights and obligations as between any holder of Senior Indebtedness and the Payee or other holder hereof; as between such parties, Section 3 shall control the exercise of remedies.

               6. IMMUNITY. This Note and the indebtedness and obligations evidenced hereby are solely corporate indebtedness and obligations, and no personal liability whatsoever shall attach to or be incurred by any past, present or future officer, director, shareholder, agent, attorney or employee of Castle, under or by reason of any of the obligations, covenants or agreements contained in or implied by this Note.

               7. NOTICES. All notices, requests, consents, and other communications required or permitted under this Note shall be in writing and shall be deemed, unless otherwise provided, to have been delivered (i) three business days following the date mailed, postage prepaid, by certified mail, return receipt requested, (ii) one business day following the deposit thereof with a recognized overnight courier or (iii) on the date personally delivered:

               (i) If to the Payee, to the address of the Payee set forth above, with a copy of such notice to:

                         Kaye, Scholer, Fierman, Hayes & Handler, LLP
                             1999 Avenue of the Stars, Suite 1600
                                Los Angeles, California 90067
                                Attn: Barry H. Lawrence, Esq;

               (ii) If to Castle, to the address of Castle set forth above,
        Attention: President, with a copy of such notice to:

                              Boyer, Ewing & Harris Incorporated
                                 9 Greenway Plaza, Suite 3100
                                     Houston, Texas 77046
                                  Attn:  John W. Menke, Esq;

               (iii) If to any holder other than the Payee, to such address as may have been designated by notice given Castle by such holder;

                             Page 4 of a 6 Page Note

               (iv) If to any holder of Senior Indebtedness, to such address as may have been designated by notice given Castle by such holder, which Castle will provide to the holder of this Note upon request.

Castle, the Payee or any other holder hereof may designate a different address by notice given in accordance with the foregoing.

               8. USURY. It is expressly provided and stipulated that notwithstanding any provision of this Note or any other instrument evidencing or securing the indebtedness evidenced hereby, in no event shall the aggregate of all interest paid by Castle to the Payee hereunder ever exceed the Maximum Nonusurious Rate of interest (as hereinafter defined) which may lawfully be charged Castle under the laws of the State of Texas or the United States Federal Government, as applicable, on the principal balance of this Note remaining unpaid. If under any circumstances the aggregate amounts paid on the indebtedness evidenced by this Note prior to and incident to the final payment hereof include amounts which by law are deemed interest and which would exceed the Maximum Nonusurious Rate of interest which could lawfully have been charged or collected on this Note, Castle stipulates that (a) any non-principal payment shall be characterized as an expense, fee, or premium rather than as interest, and any excess shall be credited hereon by the holder hereof (or, if this Note shall have been paid in full, refunded to Castle); (b) determination of the rate of interest for determining whether the indebtedness evidenced hereby is usurious shall be made by amortizing, prorating, allocating, and spreading, in equal parts during the full stated term of such indebtedness, all interest at any time contracted for, charged, or received from Castle in connection with such indebtedness, and any excess shall be canceled, credited or refunded as set forth in (a) herein.

               The "Maximum Nonusurious Rate of interest" which may be charged as herein contemplated shall be the indicated rate ceiling from time to time in effect pursuant to the applicable provisions of the Texas Finance Code, as amended, provided that Payee may also rely on any alternative Maximum Nonusurious Rate of interest provided by other applicable laws if such other rates are higher than that allowed by said Article, as amended.

               THIS NOTE, THE AGREEMENT, THE SUBORDINATION AGREEMENT AND ALL DOCUMENTS, INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN CASTLE AND PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF CASTLE AND THE PAYEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN CASTLE AND PAYEE.

               THIS NOTE IS SUBJECT TO FINAL ACCEPTANCE IN, AND ALL TERMS, OBLIGATIONS, AND PROVISIONS OF THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF TEXAS.

                             Page 5 of a 6 Page Note

               IN WITNESS WHEREOF, Castle has authorized this Note to be executed in its corporate name by its duly authorized officer as of the date first above written.

                                    CASTLE DENTAL CENTERS, INC.

                                    By:________________________________
                                    Jack H. Castle, Jr., Chief Executive Officer

                             Page 6 of a 6 Page Note